Towle Deep Value Fund

(Ticker Symbol: TDVFX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated July 31, 2024, to the currently effective

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

Effective August 1, 2024, the name of the Towle Deep Value Fund (the “Fund”) will be changed to Towle Value Fund, and all references to the Fund’s name in the Prospectus, Summary Prospectus and SAI will be updated accordingly. The Fund’s investment objective, principal investment strategies and principal risks will remain the same.

Please file this Supplement with your records.